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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May 26, 1999



                            MICRO THERAPEUTICS, INC.
             (Exact name of Registrant as specified in its charter)



         Delaware                   000-06253                     33-0569235
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(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)            File Number)               Identification No)



                    2 Goodyear, Irvine, California        92618
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (949) 837-3700
                                                           --------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)


                                   Page 1 of 4


                             Exhibit Index on Page 3

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ITEM 5.  OTHER EVENTS

         On May 27, 1999, Micro Therapeutics, Inc., a Delaware corporation (the "Company"), announced that its Board of Directors has adopted a Stockholder Rights Plan (the "Plan"). A copy of the Rights Agreement dated June 3, 1999, between the Company and U.S. Stock Transfer Corporation (which includes as Exhibit A thereto, a form of the Certificate of Designation of the Preferred Stock, as Exhibit B thereto the Form of Right Certificate, and as Exhibit C thereto a Summary of Stockholder Rights Plan) was filed as Exhibit 1 to the Company's Form 8-A, which was filed with the Securities and Exchange Commission on June 3, 1999. Each of the Company's stockholders of record as of June 4, 1999, are entitled to receive one right under the Plan for each share of the Company's common stock held by them on that date.

ITEM 7.  EXHIBITS

EXHIBIT NO.                DESCRIPTION
-----------                -----------

99.1             Press Release dated May 27, 1999



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  MICRO THERAPEUTICS, INC.



Date:  June 4, 1999               By: /s/ Harold A. Hurwitz
                                      ------------------------------------------
                                      Harold A. Hurwitz, Chief Financial Officer

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                                  EXHIBIT INDEX


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EXHIBIT NO.       DESCRIPTION                                         PAGE NO.
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
   99.1           Press Release dated May 27, 1999                        4
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